                                                                    Exhibit 99.3

                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY

                              Westar Energy, Inc.
                  (formerly known as Western Resources, Inc.)

OFFER TO EXCHANGE ITS FIRST MORTGAGE BONDS, 7 7/8% SERIES DUE 2007, WHICH HAVE
 BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL
  OF ITS ISSUED AND OUTSTANDING FIRST MORTGAGE BONDS, 7 7/8% SERIES DUE 2007

                PURSUANT TO THE PROSPECTUS, DATED JULY   , 2002

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 23, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

   As set forth in the Prospectus dated July   , 2002 (the "Prospectus") under
the caption "The Exchange Offers--Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the First Mortgage Bonds, 7 7/8% Series Due 2007 (the "Outstanding Bonds"), of Westar Energy, Inc. (formerly known as Western Resources, Inc.), a company organized under the laws of Kansas (the "Company"), and fully and unconditionally guaranteed by Westar Energy, Inc., are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand, overnight courier, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution (as defined in the Letter of Transmittal) unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                             The Exchange Agent is

                             The Bank of New York

By Registered or Certified Mail: By Overnight Courier and by Hand Delivery after By Hand Delivery to 4:30 p.m.:
                                          4:30 p.m. on Expiration Date:
     The Bank of New York                     The Bank of New York                   The Bank of New York
  Corporate Trust Operations               Corporate Trust Operations             Corporate Trust Operations
      Reorganization Unit                      Reorganization Unit                    Reorganization Unit
  101 Barclay Street - 7 East              101 Barclay Street - 7 East            101 Barclay Street - 7 East
      New York, NY 10286                       New York, NY 10286                     New York, NY 10286

                                                 By Facsimile:
                                                (212) 815-6331

                                             Confirm by Telephone:
                                                (212) 298-1915

                  Delivery of this instrument to an address other than as set forth above, or transmission of instructions other than as set forth above, will not constitute a valid delivery.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

   Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby
acknowledged, the undersigned hereby tenders to the Company $      principal
amount of Outstanding Bonds, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

Certificate Numbers of Outstanding Bonds
             (if available)              Maturity of Outstanding Bonds Principal Amount Tendered

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

   If Outstanding Bonds will be tendered by book-entry transfer to The Depositary Trust Company (the "DTC"), provide account number (as applicable).

                                        Account No. ___________________________

   The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and The Bank of New York, as Trustee with respect to the Outstanding Bonds tendered pursuant to the Exchange Offer.

   All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                   SIGN HERE
  _____________________________________________________________________________
         Signature(s) of Registered Holder(s) or Authorized Signatory
  _____________________________________________________________________________
                        Name(s) of Registered Holder(s)
                            (Please Type or Print)

  _____________________________________________________________________________
  _____________________________________________________________________________
                                    Address
  _____________________________________________________________________________
                                   Zip Code
  _____________________________________________________________________________
                        Area code and Telephone Number
  Dated:__________________________________________________________ , 2002


                                   GUARANTEE
                   (Not to be Used for Signature Guarantees)

                The undersigned, a member firm of a registered national securities exchange or of the National
             Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the
             United States, hereby (a) represents that the above-named person(s) has a net long position in the
             Outstanding Bonds tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange
             Act of 1934, as amended, (b) represents that such tender of Outstanding Bonds complies with Rule
             14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding
             Bonds tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such
             Outstanding Bonds into the Exchange Agent's account at DTC, with a properly completed and duly executed Agent's Message (as defined in the Letter of Transmittal) or Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of
             Transmittal, within three Business Days after the Expiration Date.

           ______________________________                            ___________________________
                    Name of Firm                                                Title
           ______________________________                            ___________________________
                Authorized Signature                                 Name (Please Type or Print)
           ______________________________                            Dated:______________ , 2002
                      Address
           ______________________________
           Area Code and Telephone Number

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING BONDS WITH THIS FORM. CERTIFICATES FOR OUTSTANDING BONDS MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.